Royalty Agreement	12 Months Ended
Dec. 31, 2012
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Royalty Agreement

10. Royalty Agreement

Zogenix

In August 2006, the Company sold all of its assets related to the Intraject needle-free injector technology platform and products, including 12 United States patents along with foreign counterparts, to Zogenix, Inc for an initial payment of $4.0 million. Zogenix is responsible for further development and commercialization efforts of Intraject (now rebranded under the name DosePro). Under the terms of the asset sale agreement, the Company received a $4.0 million milestone payment in 2010 upon initial U.S. commercialization of the SUMAVEL DosePro needle-free delivery system.

The Company received from Zogenix recurring quarterly royalty payments of approximately $1.0 million for the year ended December 31, 2012. The Company received recurring royalty payments totaling approximately $0.8 million during the year ended December 31, 2011.